EXHIBIT 10(k)

                  SECOND AMENDMENT TO OPTION AGREEMENT
                    AND GRANT OF EXPLORATION RIGHTS

     THIS AGREEMENT made and entered into effective as of January 1, 1996, by and between UNION PACIFIC RESOURCES GROUP, INC., a Utah corporation formerly known as Union Pacific Minerals, Inc. (hereinafter called "Union Pacific") and ROYAL GOLD, INC., a Delaware corporation (hereinafter called "Royal").

                    WITNESSETH:

     WHEREAS, Union Pacific and Royal entered into an Option Agreement and Grant of Exploration Rights dated effective as of May 1, 1994 (hereinafter called the "Option Agreement") granting Royal certain exploration and option rights in lands administered by Union Pacific, and

     WHEREAS, Union Pacific and Royal previously amended the Option Agreement by Amendment to Option Agreement and Grant of Exploration Rights dated effective as of November 30, 1994, and

     WHEREAS, Union Pacific and Royal desire to further amend the Option Agreement effective as of the effective date hereof,

     NOW, THEREFORE, in consideration of the premises, Union Pacific and Royal, intending to be legally bound, hereby agree as follows:

     1. Secion 6 of the Option Agreement is hereby amended to provide as follows:

          "6. Extensions of This Agreement. Royal shall have the right to extend the term of this Agreement for three (3) additional periods following the end of the Initial Term, provided that Royal's minimum expenditure obligation set forth in Section 5 has been fulfilled. (Each of said additional periods is herein called an "Extension Period".) The first Extension Period shall have a duration of twelve (12) months commencing January 1, 1996 and ending December 31, 1996. The second Extension Period shall have a duration of twenty-four (24) months commencing January 1, 1997 and ending December 31, 1998. The third Extension Period shall have a duration of twelve (12) months commencing January 1, 1999 and ending December 31, 1999.

          Royal hereby elects to extend the term hereof for the first segment (hereinafter defined) of the first Extension Period and Union Pacific

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agrees to such extension, subject to verification that Royal fulfilled the minimum expenditure obligation contained in Section 5 during the Initial Term. Royal shall provide Union Pacific written notice of its election to extend the term hereof for the second segment (hereinafter defined) of the first Extension Period on or before July 31, 1996. Royal shall provide Union Pacific written notice of its election to extend the term hereof for the second Extension Period on or before December 1, 1996. Royal shall provide Union Pacific written notice of its election to extend the term hereof for the third Extension Period on or before December 1, 1998.

          If Royal is eligible to and elects to extend the term hereof for an Extension Period Royal agrees that, having made any of such elections to extend, it shall thereupon become obligated, as a firm commitment, to make the following minimum expenditures (subject to credits as hereinafter provided) during the applicable Extension Periods:

     (i) The first Extension Period shall be divided into two time segments and each segment shall have a minimum expenditure obligation. The first segment of the first Extension Period shall comprise the period beginning January 1, 1996 and ending August 19, 1996. The second segment of the first Extension Period shall comprise the period beginning August 20, 1996 and ending December 31, 1996. Royal shall expend a minimum of Seventy-Five Thousand Dollars ($75,000.00) in qualified work expenditures during the first segment of the first Extension Period. If Royal elects to extend the term hereof for the second segment of the first Extension Period Royal shall expend a minimum of Fifty Thousand Dollars ($50,000.00) in qualified work expenditures during the second segment of the first Extension Period.

     (ii) Royal shall expend a minimum of Six Hundred Thousand Dollars ($600,000.00) in qualified work expenditures during the second Extension Period.

     (iii) Royal shall expend a minimum of One Million Dollars ($1,000,000.00) in qualified work expenditures during the third
Extension Period.

          Any excess work expenditures during the first segment of the first Extension Period shall be credited against Royal's minimum expenditure obligation for the second segment of the first Extension Period. Any excess work expenditure during the first Extension Period shall be credited against Royal's minimum expenditure obligation for the second Extension Period. Any excess work expenditure during the second Extension Period shall be credited against Royal's minimum expenditure obligation for the third Extension Period.

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

          Royal shall have no right to extend for the second segment of the first Extension Period unless it fulfills its minimum expenditure obligation for the first segment of the first Extension Period. Royal shall have no right to extend for a second Extension Period unless it fulfills its minimum expenditures obligation for the first Extension Period. Similarly, Royal shall have no right to extend for a third Extension Period unless it fulfills its minimum expenditure obligation for the second Extension Period.

          In the event that Royal fails to expend a minimum of $75,000.00 in qualified work expenditures during the first segment of the first Extension Period (having qualified to extend the term hereof for the first segment of the first Extension Period by having fulfilled its minimum expenditure obligation for the Initial Term), Royal shall, promptly following the end of the first segment of the first Extension Period, pay to Union Pacific, in cash, as liquidated and agreed damages, an amount equal to $75,000.00 less the amount of qualified work expenditures made during the first segment of the first Extension Period. In the event that Royal fulfills its minimum expenditure obligation for the first segment of the first Extension Period, elects to extend the term hereof for the second segment of the first Extension Period, and thereafter fails to expend a minimum of $50,000.00 during such second segment of the first Extension Period (subject to credit as above provided), Royal shall, promptly following the end of the second segment of the first Extension Period, pay to Union Pacific in cash, as liquidated and agreed damages, an amount equal to $50,000.00 less (i) credits available due to excess expenditures during the first segment of the first Extension Period, as above provided in this Section 6, and (ii) the amount of qualified work expenditures made during the second segment of the first Extension Period. In the event that Royal fulfills its minimum expenditure obligation for the first Extension Period, elects to extend the term hereof for the second Extension Period, and thereafter fails to expend a minimum of $600,000.00 in qualified work expenditures during such Extension Period (subject to credits as above provided), Royal shall, promptly following the end of the second Extension Period, pay to Union Pacific in cash, as liquidated and agreed damages,an amount equal to $600,000.00 less (i) credits available due to excess expenditures during the first Extension Period, as above provided in this
Section 6, and (ii) the amount of qualified work expenditures made during the second Extension Period. Similarly, in the event that Royal fulfills its

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minimum expenditure obligation for the second Extension Period, elects to extend the term hereof for the third Extension Period, and thereafter fails to expend a minimum of $1,000,000.00 in qualified work expenditures during such third Extension Period (subject to credits as above provided), Royal shall, promptly following the end of the third Extension Period, pay to Union Pacific in cash as liquidated and agreed damages, an amount equal to $1,000,000.00 less (i) credits available due to excess expenditures in prior periods, as above provided in this Section 6, and (ii) the amount of qualified work expenditures made during the third Extension Period.

          If Royal is eligible to and elects to extend the term hereof for the second Extension Period and if Royal shall have selected pursuant to
Section 2E hereof any lands and interests within the exterior boundaries of the State Line Diamond Area described in Exhibit B attached hereto, Royal shall become obligated, as a firm commitment, to expend a minimum of One Hundred Thousand Dollars ($100,000.00) in qualified work expenditures on or for the direct benefit of the selected lands and interests within the State Line Diamond Area during the second Extension Period. The $100,000.00 minimum expenditure obligation, if the arises, shall not enlarge the minimum expenditure obligation for the second Extension Period provided for above, and the amount spent in satisfaction of said $100,000.00 minimum expenditure obligation shall constitute a credit against such minimum expenditure obligation. In the event that Royal is eligible to and elects to extend the term hereof for the second Extension Period, has selected lands and interests within the State Line Diamond Area pursuant to Section 2E, and thereafter fails to expend a minimum of $100,000.00 in qualified work expenditures on or for the benefit of such selected lands and interests prior to the end of such second Extension Period, Royal shall, promptly following the end of the second Extension Period, irrespective of the amount of any other qualified work expenditures made by Royal during the Initial Term, the first Extension Period or the second Extension Period, pay to Union Pacific in cash, as liquidated and agreed damages, an amount equal to $100,000.00 less the amount of qualified work expenditures made on or for the direct benefit of the selected lands and interests within the State Line Diamond Area during the second Extension Period."

     2. This instrument constitutes an amendment to the Option Agreement and Grant of Exploration Rights. As herein and heretofore amended, the Option Agreement and Grant of Exploration Rights shall continue in full force and effect according to its terms.

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     IN WITNESS WHEREOF, Union Pacific and Royal have executed this Second
Amendment to Option Agreement and Grant of Exploration Rights to be effective as of the day and year first above written.




     EXECUTED:                     January 4, 1995.

                              UNION PACIFIC:
                              UNION PACIFIC RESOURCES GROUP, INC.

Attest:        /S/                 By:        /S/
        ------------------             ----------------
        Cherie A. Helstrom             V. Richard Eales
       Assistant Secretary             Executive Vice President

                              ROYAL:
                              ROYAL GOLD, INC.

Attest:        /S/                 By:        /S/
       --------------                   ---------------
       Karen P. Gross                   Stanley Dempsey
       Secretary                        Chairman of the Board

STATE OF TEXAS )
               )    ss.
COUNTY OF TARRANT   )

     The foregoing instrument was acknowledged before me by V. Richard Eales as Executive Vice President of UNION PACIFIC RESOURCES GROUP, INC., a Utah corporation, this 4th day of January, 1996.

     WITNESS my hand and official seal.

                                     /S/
                              -----------
                              Sylvia Hill
                              Notary Public
My commission expires: 4/20/96

STATE OF COLORADO             )
                         )    ss.
CITY AND COUNTY OF DENVER     )

     The foregoing instrument was acknowledged before me by Stanley Dempsey as Chairman of the Board of ROYAL GOLD, INC., a Delaware corporation, this 20th day of December, 1995.

     WITNESS my hand and official seal.

                                     /S/
                              ----------------------
                              Karen Passavanti Gross
                              Notary Public
My commission expires: July 2, 1999


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